SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

               ----------------------------------


                           FORM 8-K

                        CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934




Date of report
(Date of earliest event reported):          February 12, 1999
                                            -----------------


                    Opinion Research Corporation
-----------------------------------------------------------------
        (Exact Name of Registrant as Specified in Charter)

      Delaware                 000-22554        22-3118960
-----------------------------------------------------------------
(State or Other Jurisdiction   (Commission      (IRS Employer
     of Incorporation)         File Number)   Identification No.)


23 Orchard Road, Skillman, NJ                              08558
-----------------------------------------------------------------
(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:(908) 281-5100
                                                   --------------

Item 5.  Other Events.
         ------------

         On February 16, 1999, the Registrant announced that it has reached an Agreement and General Release (the "Agreement") with Michael R. Cooper, Ph.D., providing for the resignation by Dr. Cooper as a Director and Chairman and Chief Executive Officer of the Registrant and the buy-out of Dr. Cooper's pre-existing employment contract. The Agreement became effective on February 12, 1999. A copy of the Agreement is attached hereto as Exhibit
10. The Registrant will take a $2,470,000 charge against earnings for the fourth-quarter of 1998 for expenses incurred in relation to the Agreement.


Item 6.  Resignations of Registrant's Directors.
         --------------------------------------

         In connection with the Agreement, Dr. Cooper resigned from his position as Chairman of the Board of Directors of the Registrant.

Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits.
         -----------------------------------------------------

        (a) Financial Statements of Businesses Acquired.

            None.

        (b) Pro Forma Financial Information.

            None.

        (c) Exhibits.


            10   Agreement and General Release made as of the 5th
                 day of February, 1999, by Michael R. Cooper and
                 Opinion Research Corporation.

                           Signatures
                           ----------

         Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              OPINION RESEARCH CORPORATION



Dated: February 16, 1999      By: /s/ John F. Short
                                  ---------------------------
                                  John F. Short
                                  President

                          Exhibit Index
                          -------------

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
No.            Item
-------        ----

10 Agreement and General Release made as of the 5th day of February, 1999, by Michael R. Cooper and
               Opinion Research Corporation.

                                                     Exhibit 10

                 AGREEMENT AND GENERAL RELEASE


          This Agreement and General Release (hereinafter "the
Agreement") made as of this 5th day of February, 1999, is entered into by Michael R. Cooper ("Cooper") and Opinion Research
Corporation ("ORC").

          WHEREAS, Cooper and ORC mutually desire to cancel the Employment Agreement between them due to circumstances not otherwise contemplated and to terminate Cooper's relationship with ORC in an amicable manner;

          NOW, THEREFORE, in consideration of the mutual promises and obligations contained herein, intending to be legally bound, it is hereby agreed as follows:

          1. The foregoing recitals are incorporated herein as if set forth at length.

          2a.  On the Effective Date (as defined in paragraph
2c), ORC shall pay to Cooper a cash lump sum of one million eight hundred thousand dollars ($1,800,000.00) (the "Base Amount") in cancellation of the Employment Agreement between Cooper and ORC which is attached as Exhibit "A" and as consideration for Cooper's relinquishment of any rights he has or may have had under the Employment Agreement. As described in paragraph 2(c), this payment is conditioned upon receipt of Cooper's written certification on the Effective Date that he has not revoked this Agreement.

          2b. The Base Amount will be offset by: (1) the amount of any salary paid to Cooper by ORC after January 31, 1999; and
(2) an amount equal to $567,390, representing the balance of all outstanding loans extended to Cooper by ORC (but excluding the 401(k) loan described under paragraph 3c) (such net amount, the "Final Amount"). A list of the current balance on all outstanding loans as of February 5, 1999 is attached as Exhibit "B".

          2c. Because Cooper has the right to revoke this Agreement for a period of seven days following his execution of this Agreement (see paragraph 17), the Effective Date shall be the eighth day following the the date Cooper or his agent delivers this Agreement, executed by Cooper, to Jonathan Wetchler, Esq., Twelfth Floor Packard Building, 111 South 15th Street, Philadelphia, PA 19102. The Final Amount shall not become due and payable until the Effective Date, and payment is conditioned upon Jonathan Wetchler's receipt of Cooper's written certification on the Effective Date that Cooper has not revoked this Agreement. The Final Amount shall be paid by wire transfer to Cooper's account as follows:

          Chase NYC ABA #021000021 A/C #:920-1-073195
          FAO: United States Trust Company of New York
          For Further Credit to:
          A/C #:75200684
          Account Name: Michael Roy Cooper, Ph.D.


The Final Amount and all other amounts and benefits payable hereunder shall not be subject to mitigation, offset or any type of reduction whatsoever.

          3. Cooper's receipt of his regular salary and his participation in ORC's benefits plans shall terminate as of the Effective Date. Cooper's participation in any benefit plans provided by ORC, including but not limited to long-term and short-term disability, life insurance, health insurance, etc., shall terminate on the Effective Date except as specifically provided below, and shall be governed by the terms of applicable law and the governing plan documents:

               a. On the Effective Date, ORC will transfer to Cooper his entire "plan deferral account" (i.e., contributions plus earnings) under ORC's Supplemental Executive Retirement Plan ("SERP") in a lump sum and as an "in kind" distribution by transfer of Cooper's investments to an individual account set up and identified to ORC by Cooper. Social security taxes have been deducted from Cooper's regular salary in an amount sufficient to satisfy Cooper's obligations. A list of Cooper's investments held in his SERP plan deferral account is attached as Exhibit "C". ORC hereby represents that at the time of each deferral, ORC withheld social security taxes (i.e., OASDI and HI taxes) from Cooper's compensation in an amount sufficient to satisfy Cooper's and ORC's obligations with respect to amounts paid into the SERP and timely remitted to the Internal Revenue Service such required withholding. Immediately prior to transfer to Cooper's account, ORC shall withhold the minimum amount required for income tax purposes (but not for social security taxes) with respect to the payment of such SERP benefit and ORC shall timely remit such amount to the Internal Revenue Service on Cooper's behalf. Any income tax withholding shall be deducted first from Cooper's SERP benefit that is invested with U.S. Trust Company and then ratably from other investments. ORC represents that Cooper's entire SERP benefit consists of his plan deferral account.

               b. ORC hereby releases all shares of ORC common stock (23,215 shares) pledged to ORC as security under the April 28, 1998 Pledge Agreement between ORC and Cooper relating to the following split-dollar life insurance policies: Manufacturers Life Pol. No. 5,193,574-0; Metropolitan Life Pol. No. 950 850 090A; Metropolitan Life Pol. No. 950 850 079A; and John Hancock Pol. No. 80 117 708. On the Effective Date, ORC shall deliver to Cooper a stock certificate representing such shares of ORC common stock. The parties agree that such insurance policies will be terminated and any cost value will be repaid to ORC in accordance with the terms of the split-dollar agreement applicable to such policies. In no event shall Cooper be required to pay ORC any amounts relating to or arising out of any such split-dollar life insurance policies.

               c. Cooper's balance under ORC's retirement plan, ORC's sole tax-qualified pension plan containing a 401(k) feature, is $838,664 as of February 5, 1999. ORC hereby represents that as of February 5, 1999, Cooper has an outstanding loan balance under such plan of $15,103. On or before the Effective Date, Cooper shall repay the outstanding balance to such plan. Subject to Cooper's repayment, ORC acknowledges that such outstanding loan balance shall not be treated as a taxable distribution under the Internal Revenue Code. On the Effective Date, ORC shall cause the trustee of such plan to distribute Cooper's entire account balance under such plan by wire transfer in a direct rollover to an individual retirement account established at U.S. Trust Company by Cooper. Notwithstanding the foregoing, to the extent that any portion of Cooper's 401(k) account balance is invested in share of ORC common stock, such shares shall not be liquidated and such shares shall be distributed and delivered to Cooper on the Effective Date. An executed election form under such plan and wire instructions are attached as Exhibit "D". Any distributions shall be governed by the terms and conditions of the plan.

               d. Cooper shall be eligible to continue his group health benefits coverage to pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"). The applicable terms are described and election form attached in Exhibit "E". ORC shall honor Cooper's election to continue coverage under ORC's health plan pursuant to COBRA.

               e. On the Effective Date, ORC shall take all actions necessary: (i) to have Cooper's individual disability policies with Massachusetts Casualty and Liberty Mutual (through the American Psychological Association) and any documents that ORC may possess relating thereto to be delivered to Cooper; and
(ii) to notify any such insurance carriers that the bills for the policy premiums shall be sent to Cooper's personal residence instead of ORC. ORC hereby represents that the premiums relating to the Massachusetts Casualty have been paid by ORC through May 27, 1999.

               f.   No later than 15 days following the Effective
Date, at no cost to ORC, ORC shall have taken all actions necessary to transfer, assign or cause to be assigned all right, title and interests in the vehicles designated below to Cooper:

                    (i)   1998 Jaguar XK8 (Vehicle Identification
                          Number SAJGX2741VC014799);

                    (ii)  1996 Volvo 964 (Vehicle Identification
                          Number YV1KS9604T1089434); and

                    (iii) 1996 Ford Explorer (Vehicle
                          Identification Number
                          1FMCU24X2TUA92626).

               g.   (i)   A list of Cooper's vested stock options
is attached as Exhibit "F". As of the date of the execution of this Agreement. Cooper's Stock Options #s 160, 161, 162 and 163 covering a total of 145,416 option shares (all vested) are hereby amended by ORC (with Cooper's consent) to (A) eliminate subparagraph 2(b)(i) so that the 90 day post-termination provision no longer applies to Cooper's options, and (B) provide for an expiration date of December 31, 1999.

                    (ii)  As of the date of the execution of this
Agreement, Cooper's Stock Options #s 082, 127, 134 and 155 covering a total of 119,183 vested option shares are hereby amended by ORC (with Cooper's consent) to provide for an expiration date of December 31, 2000.

                    (iii) Cooper's stock options described in (i) and (ii) above are also amended to eliminate paragraph 13 therein and to authorize Cooper to exercise any such stock options by payment of all or any portion of the applicable exercise price in shares of ORC common stock which are free and clear of liens and encumbrances and owned by Cooper for at least six months prior to such exercise, which facts shall be attested by Cooper to the reasonable satisfaction of ORC. ORC hereby represents that the shares of ORC common stock underlying all of Cooper's stock options are validly registered on a Form S-8 (registration statement) previously filed with the Securities and Exchange Commission.

               h. Prior to the Effective Date, ORC shall have returned all artwork owned by Cooper and all other personal effects and files.

               i.   On the Effective Date, ORC will reimburse
Cooper for his reasonable costs and attorneys fees incurred in connection with negotiating and executing this Agreement, not to exceed fifty thousand dollars ($50,000.00).

          4. ORC shall indemnify Cooper against any and all expenses (including attorney's fees and costs), liabilities, costs, damages, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him, to the fullest extent now or hereafter permitted by law, in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, brought or threatened to be brought against him by reason of his performance as a Director, officer, employee or agent of ORC.
The rights of indemnification provided for herein shall not be deemed exclusive of any other rights to which Cooper may be entitled under ORC's By-laws or Certificate of Incorporation, and shall inure to the benefit of his heirs, executors and administrators. Any expenses (including reasonable attorney's fees and costs) incurred by Cooper in connection with an event for which indemnification is provided hereunder shall be paid by ORC in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by Cooper to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by ORC as authorized by law. ORC will continue to maintain Directors' & Officers' Liability Insurance (the "D & O Insurance") for Cooper until December 31, 2000 in an amount no less than the same amount provided to ORC's and its successors' directors and officers. Thereafter, until the sixth anniversary of the Effective Date, Cooper shall be entitled to the same D&O insurance coverage as that provided to the then current directors and officers of ORC or its successors.

          5a. Cooper, in exchange for the consideration set forth herein to which he is otherwise not entitled, including paragraphs 2 and 5b., and provided ORC timely makes the payment of the Final Amount as set forth in paragraph 2c, unconditionally and irrevocably discharges, releases and remise (i) ORC, (ii) any and all past, present and future subsidiary, parent or related companies of ORC ("Related Companies"), (iii) the past, present and future officers, directors, attorneys, employees, insurers and agents of ORC and the Related Companies with respect to any actions, omissions, matters or events relating to ORC or the Related Companies or undertaken in their capacity as officers, directors, attorneys, employees, insurers and agents of ORC or the Related Companies, whichever applicable, and (iv) the respective successors and assigns of each of the foregoing (collectively "Releasees"), jointly and severally, all and singularly, of and from any and all claims, causes of action, suits, charges, debts, dues, sums of money, accounts, reckonings, bonds, bills, covenants, contracts, torts, acts or omissions, controversies, agreements, promises, damages, judgments, rights and demands whatsoever, known or unknown, in law or equity, from the beginning of the world to the date of the execution of this Agreement, whether or not capable of proof as of the date of the Agreement, including but not limited to: (a) all claims arising out of the Employment Agreement, Cooper's employment and the cessation of that employment; (b) all common law claims, now existing or hereafter recognized, including but not limited to libel, slander, defamation, interference with actual or prospective contractual relations, infliction of emotional distress, promissory estoppel, equitable estoppel, misrepresentation, fraud, breach of contract, wrongful discharge, negligence, loss of consortium, assault, battery and breach of covenant of good faith and fair dealing; (c) any claims for unpaid or withheld wages, overtime compensation, severance pay, bonuses, stock, commissions or other compensation or employee benefits of any kind, including but not limited to violations of the Employee Retirement Income Security Act of 1974 as amended ("ERISA");(d) all claims for attorney's fees, costs and expenses;
(e) any claims of discrimination based on age, sex (including sexual harassment), disability, perceived disability, sexual orientation, race, religion, color, creed, citizenship, national origin or any other factor prohibited by federal, state or local law (including but not limited to the Age Discrimination in Employment Act, as amended, Title VII of The Civil Rights Act, as amended, and all claims under New Jersey including but not limited to the New Jersey Law Against Discrimination), and any claims of retaliation for raising, asserting, supporting or participating in such claims of discrimination or any proceedings related thereto, which have arisen before the date of the execution of this Agreement; and (f) all claims under the New Jersey Conscientious Employee Protection Act ("CEPA"); and (g) any claims based upon any short term or long term disability plans and/or policy(s) in which Cooper may have participated during his employment with ORC. Cooper specifically waives any claim for reinstatement or reemployment. However, notwithstanding the foregoing, it is expressly agreed and acknowledged that Cooper does not waive any claims he may have with respect to any payment, compensation or benefits to which he is entitled pursuant to this Agreement, including under ERISA or other rights described or specifically reserved in this Agreement. Notwithstanding anything herein to the contrary, the foregoing Release shall not apply to any Releasee who brings an action against Cooper (i) by reason of his performance as a director, officer, employee or agent of ORC, or (ii) which Cooper would be barred from commencing against such Releasee by the terms of the release granted by Cooper to such Releasee hereunder.

          5b. ORC, and all past, present and future subsidiary, parent, or related companies, their past, present and future officers and directors solely in their corporate capacities and their agents and attorneys and their respective successors and assigns of each of them, in consideration of the promises contained herein, unconditionally, irrevocably and jointly and severally, all and singularly, discharge, release and remises Cooper of and from any and all claims, causes of action, suits, charges, debts, dues, sums of money, accounts, reckonings, bonds, bills, covenants, torts, grievances, acts or omissions, controversies, agreements, promises, damages, judgments, rights and demands whatsoever, known or unknown in law or equity, from the beginning of the world to the date of the execution of this Agreement, whether or not capable of proof as of the date of this Agreement, including but not limited to, all claims arising out Cooper's employment, the Employment Agreement and the cessation of that employment, all common law claims now existing or hereafter recognized including, but not limited to, all claims for negligence, breach of fiduciary duty, breach of covenant of good faith and fair dealing, interference with actual or prospective contractual relations or economic advantage, defamation, slander, libel, misrepresentation, fraud, promissory estoppel, equitable estoppel, breach of contract, or breach or violation of any professional duty, obligation, or responsibility, and all claims arising out of any negotiations or communications connected with this Agreement. The Company does not waive any of its rights to setoff or other rights described or specifically reserved in this Agreement.

          6. Cooper agrees and acknowledges that he is bound by the terms of the Non-Competition Agreement attached hereto as Exhibit "G". Nothing contained herein shall be construed to interfere with or limit the enforceability of that agreement. A violation of Cooper's Non-Competition Agreement will be considered a violation of this Agreement, and if such violation occurs, ORC will be entitled to all the enforcement provisions and remedies available herein. If, for any reason, the Non-Competition Agreement is determined to be invalid or unenforceable through judicial proceeding, such determination will have no effect upon the enforceability of this Agreement, which is separately and distinctly enforceable.

          7. Cooper hereby resigns his position(s) as an officer and/or director of ORC and any of its subsidiaries effective as of the Effective Date. Cooper knowingly, voluntarily and intentionally waives any rights to receive notice of any previous and future meeting(s) of the board of directors for ORC or any of its subsidiaries.

          8a. ORC represents and warrants to Cooper that, except to the extent expressly provided for in this Agreement, and then only to such extent, neither it nor the Board nor, to the best of its knowledge, any Related Company nor any officer, director, employee, agent or attorney for ORC or any related company has taken any action in the period of time from December 1, 1998 through and including the Effective Date of this Agreement to amend, alter, modify, terminate, issue or reissue, any of the organic documents relating to the governance, structure or organization of ORC or to shareholder rights, including but not limited to, ORC's Articles of Incorporation, By-Laws, shareholder rights agreement, the 401(k) as to the ownership of ORC shares or agreements covering the grant or operation of options, all of which shall continue to be in effect and operate according to their terms unless, and then only to the extent, expressly modified by this Agreement. Cooper hereby resigns as Voting Trustee under the 1993 Voting Trust Agreement among Cooper, ORC and certain shareholders of the Company (the "Voting Trust") effective as of the Effective Date and agrees that, on the Effective Date, the Voting Trust shall be terminated. Cooper shall execute all instruments, including stock powers, reasonably necessary to release the shares subject to such Voting Trust and convey them to their beneficial owners.

          8b.  Except as expressly provided in this Agreement,
(i) it is not the intention of the parties hereto that this Agreement or anything contained herein constitute a waiver or release of any contractual right or entitlement that Cooper may have in his capacity as a shareholder of ORC, and (ii) this Agreement shall not be construed as abrogating, diminishing or adversely affecting the contractual rights, obligations and/or entitlements of Cooper to any of the agreements referenced or enumerated in subparagraph 8a above.

          9. Cooper agrees that he will not deprecate or disparage any Releasee and ORC and its officers and directors agree that they will not deprecate or disparage Cooper.

          10. The parties hereby agree that the payment to be made to Cooper pursuant to paragraph 2 of this Agreement will not be subject to withholding for federal or state income taxes or social security taxes. Accordingly, no deductions or withholdings for such taxes will be made therefrom, and ORC shall timely report such payments to Cooper and the Internal Revenue Service on the appropriate Form 1099. Cooper shall indemnify and hold ORC harmless against any claim that may arise out of ORC's failure to withhold or pay any taxes in connection with said payment , including indemnity for any liability, fees, costs, penalties, interest and any reasonable attorneys' fees relating thereto, except that such indemnification shall not apply: (i) to the extent that any claim relates to the employer's obligations to pay social security ((OASDI and HI) taxes specified under Section 3111 of the Internal Revenue Code and any interest thereon; and (ii) with respect to ORC's failure to pay wage withholding taxes to the extent that Cooper has satisfied his income tax obligations with respect to said payment.

          11. In the event of a breach of the obligations set forth in this Agreement, the non-breaching party, in addition to any other rights which it may have at law or in equity, shall have the right to recover its reasonable legal fees, costs and expenses in an action to enforce this Agreement.

          12.  Cooper agrees and represents that:

              (a)   He has read carefully the terms of this
                    Agreement;

              (b)   He has been advised to consult with an
                    attorney and has been represented in the negotiation of this Agreement by his attorney;

              (c) He understands the meaning and effect of the terms of this Agreement;

              (d)   The entry into and execution of this
                    Agreement is his own free and voluntary act, without compulsion, coercion, or duress of any kind;

              (e)   His obligations, waivers and releases
                    pursuant to this Agreement are in exchange for valuable and adequate consideration to which he is not otherwise entitled;

              (f) He has been advised that he has at least 21 days to consider the Agreement; and

              (g) No promises or inducements have been made to him except as expressly provided herein.

          13. This Agreement is intended by the parties hereto to create legally binding obligations. This Agreement supersedes all prior verbal and written communications between the parties on the subject matter addressed herein.

          14. Any amendment or modification of this Agreement or any separate agreement relating to the subject matter of this Agreement must be expressed in a writing signed by Cooper and ORC's Chairman of ORC's Board of Directors or else shall not be effective. This Agreement shall be binding upon the parties hereto and their heirs, successors or assigns.

          15. In the event that any provision in this Agreement is determined to be legally invalid, the affected provision shall be stricken from the Agreement, and the remaining terms of the Agreement and its enforceability shall remain unaffected thereby.

          16. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

          17. Cooper has the right to revoke this Agreement for seven days after it is signed by him. To revoke this Agreement, Cooper must send a certified letter within the revocation period stating his revocation to Jonathan D. Wetchler, Esq, Twelfth Floor Packard Building, 111 South 15th Street, Philadelphia, PA 19102. On the same day as the letter is mailed, Cooper or his representative must deliver written notification of such revocation to Jonathan Wetchler, Esq., via facsimile transmission (fax no. 215-977-2740) or hand-delivery to the address set forth above.

          18. This agreement is to be construed under New Jersey law except where federal law may govern.

          19. All notices, requests and demands to or upon the respective parties hereto shall be in writing and may be served by personal delivery, facsimile, transmission or certified mail/return receipt requested, except as otherwise stated herein. All such notices, requests and demands shall be deemed to have been made upon receipt.

          To Cooper:

                    Dr. Michael R. Cooper
                    44 Copper Vail
                    Princeton, New Jersey 08540

          with copies to:

                    Warren L. Dennis, Esquire
                    Proskauer Rose LLP
                    1223 20 Street, N.W.
                    Suite 800
                     Washington, DC 20036-2396
                    Fax No.: 202-416-6899

                    and

                    Andrea S. Rattner, Esquire
                    Proskauer Rose LLP
                    1585 Broadway
                    New York, New York 10036-8299
                    Fax No.: 2121-969-2900


          To ORC:

                    Opinion Research Corporation
                    23 Orchard Road
                    Skillman, New Jersey 08558
                    Attention: Chairman and Chief Executive
                    Officer

          with a copy to:

                    David Gitlin, Esquire
                    Wolf, Block, Schorr and Solis-Cohen LLP
                    Twelfth Floor - Packard Building
                    S.E. Corner 15th and Chestnut Streets
                    111 South 15th Street
                    Philadelphia, PA19102-2678
                    Fax No.: 215-977-2334

          20. This Agreement has been drafted by both ORC and Cooper and any ambiguities shall not be construed against any party.

          IN WITNESS WHEREOF, the parties hereby execute this Agreement as set forth below.

INTENDING TO BE LEGALLY BOUND:


  /s/ Michael R. Cooper       Date: February 5, 1999
--------------------------          -------------------
Michael R. Cooper



 /s/ John F. Short            Date: February 5, 1999
----------------------------        ----------------
Opinion Research Corporation


 /s/ Loretta M. Nelson
----------------------------
Witness